Exhibit 10.24

CLAWBACK AGREEMENT

This Clawback Agreement (the “Agreement”) by and between Guerrilla RF, Inc. (the “Company”) and the undersigned executive officer (the “Executive”) is made as of the ___ day of ______________, 2025 (the “Effective Date”).

WHEREAS, the Securities and Exchange Commission (the “SEC”) adopted Rule 10D-1 and The Nasdaq Stock Market LLC (“Nasdaq”) has established Listing Rule 5608 with respect to “erroneously awarded compensation” (as defined in Listing Rule 5608); and

WHEREAS, the Executive has not entered into an employment agreement with the Company;

WHEREAS, the Company and the Executive desire to enter into this Agreement to implement compliance by the Company and the Executive with the requirements of Rule 10D-1 and Listing Rule 5608.

NOW, THEREFORE, the Company and the Executive agree as follows:

Section 1. The Company and the Executive agree that the Excess Incentive-Based Compensation Recovery Policy adopted by Compensation Committee of the Board of Directors of the Company (the “Board”) and ratified by the Board, dated December 11, 2024, and all amendments thereto hereafter adopted by the Compensation Committee (the “Policy”), shall be deemed applicable to all existing and future Incentive-Based Compensation Awards (as such term is defined in the Policy) awarded to the Executive.

Section 2. The Executive agrees to promptly perform and comply with all recovery actions taken by the Compensation Committee, or by the Company at the direction of the Compensation Committee, pursuant to the Policy.

Section 3. Except as specifically provided in this Agreement, the terms, conditions and provisions of the Executive’s employment by the Company shall remain in full force and effect.

[Signatures on Following Page]

Executed and delivered as of the Effective Date:

                                          GUERRILLA RF, INC.

                                          By:

                                                     Ryan Pratt

                                                     Chief Executive Officer

                                          EXECUTIVE

                                          By:

                                                     [insert name of Executive Officer]